UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2025

GERMAN AMERICAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street
Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Explanatory Note

This Amendment No. 2 on Form 8-K/A (this “Form 8-K/A”) is being filed by German American Bancorp, Inc. (the “Company”) for the purpose of amending Item 9.01 of that certain Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on February 3, 2025, as amended by Amendment No. 1 on Form 8-K/A filed on February 4, 2025 (collectively, the “Original Report”), in which the Company reported, among other events, the completion of the merger of Heartland BancCorp (“Heartland”) with and into the Company effective February 1, 2025. As indicated in the Original Report, this Form 8-K/A is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Report as permitted by the rules of the SEC. Other than as set forth in this Form 8-K/A, the remainder of the Original Report remains unchanged. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited financial statements of Heartland as of and for the years ended December 31, 2023 and 2022 and the unaudited financial statements of Heartland as of and for the nine months ended September 30, 2024 and 2023 are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A, and are incorporated herein by reference.

(b)           Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company, giving effect to the merger of Heartland with and into the Company, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2024 and the unaudited pro forma condensed combined income statements for the year ended December 31, 2023 and for the nine months ended September 30, 2024 and the related notes, is filed as Exhibit 99.3 to this Form 8-K/A, and is incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description

23	Consent of Forvis Mazars, LLP.

99.1	Audited financial statements of Heartland BancCorp as of and for the years ended December 31, 2023 and 2022.

99.2	Unaudited financial statements of Heartland BancCorp as of and for the nine months ended September 30, 2024 and 2023.

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2024 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2023 and for the nine months ended September 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: April 16, 2025	By:	/s/ D. Neil Dauby
D. Neil Dauby, Chairman and Chief Executive Officer